MONARCH LIFE INSURANCE COMPANY
                         SUPPLEMENT DATED APRIL 29, 2005
                                 TO PROSPECTUSES


     This supplement should be attached to your copy of the prospectus for the variable annuity contracts or variable life insurance policies (collectively, the "Policies") issued by Monarch Life Insurance Company ("Monarch Life" or "We").

Market Timing Policies and Procedures

     Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. The underlying mutual funds ("Funds") that Monarch Life's separate accounts invest in are not designed for short-term investing. Such activity may increase Fund transaction costs, hurt performance and be disruptive to management of a Fund (affecting an advisor's or sub-advisor's ability to effectively manage a Fund in accordance with its investment objective and policies). Monarch Life has adopted policies and procedures to deter market timing activities.

     Certain Policies contain limitations on the number of reallocations permitted per policy year. Other Policies permit an unlimited number of reallocations but reserve to Monarch Life the right to limit the number of Policy owner reallocations in the future. The prospectuses for certain other Policies reserve to Monarch Life the right to modify from time to time or to eliminate its administrative procedures regarding reallocations. Please review your Policy and prospectus for applicable limitations and relevant provisions.

     Monarch Life reviews monthly reallocation reports in an effort to detect market timing activity. If, through such review, Monarch Life becomes aware of potentially harmful reallocation activity, Monarch Life will contact the owners engaging in the activity and notify them that restrictions are being placed on their future reallocations in accordance with the reallocation limitations of their particular Policy and/or prospectus or in accordance with applicable restrictions of the Funds.

     The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies that Monarch Life has adopted. Further, the Funds may also impose redemption fees on certain reallocations. Policy owners and other persons with interests in the Policies should be aware that Monarch Life may not have the contractual obligation to apply the frequent trading policies and procedures of the Funds.

     Our market timing policies and procedures apply only to Policy owners and other persons with interests in the Policies. However, the Funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive reallocation rules or no reallocation restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

     In addition, Policy owners and other persons with interests in the Policies should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Funds (and thus Policy owners) will not be harmed by reallocation activity relating to the other insurance companies and/or intermediaries that may invest in the Funds.

     In addition to reserving the right to modify or terminate the reallocation privilege at any time, if applicable, we also reserve the right to defer or restrict the reallocations at any time that we are unable to purchase or redeem shares of any of the Funds. This would include a Fund's refusal to permit purchases or redemptions of its shares, or a Fund's restriction of purchase or redemption rights as a result of the Fund's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner). You should read the prospectuses of the Funds for more details.

     We cannot guarantee that the Funds will not be harmed by reallocation activity. No assurance can be given that any or all possible forms of potentially harmful reallocation activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful reallocation activity that may be identified.

     Should you have any questions, please feel free to call our Customer Service Department at:

Variable life policy owners:  (800)544-0049

Variable annuity contract owners: (800)654-0050




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